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                                                                   EXHIBIT 10.15


                                JACOBSON PARTNERS
                               595 Madison Avenue
                                   Suite 3100
                          New York, New York 10022-1907
                                       --
                               TEL (212) 758-4500
                               FAX: (212) 758-4567



September 5, 2001


Mr. Leonard C. Tylka
One Glen Court
Monmouth Junction, NJ  08852

Dear Len:

I am pleased to inform you that effective September 1, 2001, you shall receive 20,000 additional Childtime Learning Center's, Inc. stock options in consideration of the services you have rendered to Childtime Learning Centers over the past eight months. These options will have an exercise price of $11 per share, shall vest on September 1, 2002, and will expire on September 1, 2006. These options will vest immediately in the event a change in control of the ownership of the Company occurs prior to September 1, 2002.

Sincerely,

/s/ George A. Kellner

George A. Kellner



cc:  Al Novas
     James J. Morgan
     Denise Pollicella